Exhibit 99.1

FOR IMMEDIATE RELEASE

Bowman Reports Strong Results for Second Quarter 2026;

Reston, VA, August 10, 2026 – Bowman Consulting Group Ltd. (NASDAQ: BWMN), a national engineering and infrastructure asset management firm, today announced financial results for the second quarter ended June 30, 2026.

“We made meaningful advances during the second quarter, with net service billing increasing by more than 19%, organic growth accelerating to 13%, Adjusted EBITDA margin nearing 19%, and backlog reaching $659 million,” said Gary Bowman, founder and CEO. “The results reflect the strength of our underlying business and our long-range strategy. The quarter was a pivotal period of project mobilizations and strategic investments for several key initiatives expected to contribute meaningfully in the second half and beyond.

“During the quarter, we upgraded assets and resources that support our geospatial collection and data processing operations, stood up a significant land services operation in the southwest, and invested in operating capacity to support future growth and protect margin. Demand remains healthy across our markets. Recent wins entitle us to bigger assignments and accordingly, our pipeline of opportunities includes several large-scale infrastructure projects. We remain focused on converting backlog, increasing production efficiencies, improving cash generation, and delivering on the benefits our investments afford us.”

Second Quarter 2026 Compared to Second Quarter 2025 Financial Results:

•	Gross contract revenue of $146.1 million compared to $122.1 million, a 19.7% increase

•	Net service billing[1] of $129.0 million compared to $108.0 million, a 19.4% increase

•	Organic net service billing[2] growth of 12.7% compared to 8.4%

•	Gross profit of $77.7 million compared to $65.6 million, an 18.6% increase

•	Net income of $2.5 million compared to $6.0 million

•	Basic and Diluted EPS of $0.15 and $0.14, respectively compared to $0.35 and $0.34, respectively

•	Adjusted EBITDA[1] of $24.1 million compared to $20.2 million, a 19.2% increase

•	Adjusted EBITDA margin, net [1] of 18.7%, unchanged from the prior-year quarter

•	Cash used in Operations of $7.9 million as compared to $4.3 million Cash from Operations

•	Gross backlog of $658.7 million compared to $438.2 million, a 50.3% increase

First Six Months of 2026 Compared to First Six Months of 2025 Financial Results:

•	Gross contract revenue of $272.6 million compared to $235.0 million, a 16.0% increase

•	Net service billing[1] of $243.2 million compared to $208.1 million, a 16.9% increase

•	Organic net service billing[2] growth of 9.5% compared to 9.8%

•	Gross profit of $143.6 million compared to $123.7 million, an 16.2% increase

•	Net loss of $1.2 million compared to net income of $4.3 million

•	Basic and Diluted EPS of ($0.07) compared to $0.25 and $0.24, respectively

•	Adjusted EBITDA[1] of $40.9 million compared to $34.7 million, a 17.8% increase

•	Adjusted EBITDA margin, net [1] of 16.8% compared to 16.7%

•	Cash from Operations of $3.7 million as compared to $16.3 million

Notable Events:

•

During the three months ended June 30, 2026, the Company repurchased 93,838 shares of common stock under the 2025 Repurchase Authorization for $3.0 million, at an average price of approximately $31.99 per share.

•	During the six months ended June 30, 2026, the Company repurchased 381,936 shares of common stock for $12.2 million at an average price of $32.02 per share

•	In April 2026, the Company acquired Smith & Associates Land Surveying LLC, a Las Vegas, Nevada-based land surveying firm to expand its surveying capabilities in the southwest.

CFO Commentary

“Second quarter results reflect continued growth in net service billing and Adjusted EBITDA with margins that provide increased visibility to our full-year objectives,” said Bruce Labovitz, CFO. “The quarter included an unusual concentration of cash uses including an additional payroll, payment of annual bonuses, share repurchases, the final settlement of the 174 R&E tax filing, and several strategic investments in geospatial equipment and AI-compute infrastructure.

Improving cash conversion and reducing leverage remain important execution priorities, and we expect to make meaningful improvements to both in the second half of the year. Our acquisition pipeline remains active, with continued opportunities progressing through diligence toward closing. At this time, we are reaffirming our 2026 guidance for net revenue and Adjusted EBITDA margin, net.”

Full Year 2026 Guidance

Bowman reaffirmed net revenue and Adjusted EBITDA margin guidance for full year 2026:

Date Issued	Net Revenue	Adjusted EBITDA Margin
March 2026	$495 -$510 MM	17.0% -17.5%
May 2026	$520 -$540 MM	17.2% -17.7%
August 2026	$520 -$540 MM	17.2% -17.7%

The current outlook for 2026 is based on completed acquisitions as of the date of this release and does not include contributions from future acquisitions.

Pending Transaction with Bernhard Capital Partners

In a separate press release issued today, Bowman announced that it has entered into a definitive agreement to be acquired by Bernhard Capital Partners for $43.00 per share in cash. The transaction is expected to close in the fourth quarter of calendar year 2026 or the first quarter of calendar year 2027, subject to the receipt of required regulatory approvals and the satisfaction or waiver of other customary closing conditions. Additional information is available in the transaction press release.

In light of the transaction announcement, Bowman’s previously scheduled second quarter 2026 earnings call on August 11, 2026, at 9:00 a.m. EDT, has been canceled.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering services firm offering infrastructure engineering, technical services and project management solutions to owners and operators of the built environment. With over 2,500 employees and 100 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).

2 Organic net service billing growth (also a non-GAAP financial metric) for the three months ended 6/30/26 excludes revenue from acquisitions of e3i and RPT.

3 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.8%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Important Information and Where to Find It

The merger transaction described in this communication (the “Merger”) will be submitted to the Company’s stockholders for their consideration and approval at a special meeting. In connection with the Merger, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy card will be filed with the SEC and mailed or otherwise furnished to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY, WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN

THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS), IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC or sent to its stockholders in connection with the Merger.

The Company’s investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s investors and stockholders may obtain a free copy of the documents filed with the SEC by the Company from the Company’s website at investors.bowman.com or by directing a request to the Company by e-mail to ir@bowman.com, or by telephone to (703) 464-1000.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger and other matters to be voted on at the special meeting of the stockholders. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Company’s proxy statement on Schedule 14A for the Company’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2026 (the “2026 Annual Meeting Proxy Statement”), including under the headings “Executive and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.” To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) change from the amounts set forth in the 2026 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Merger will be included in the proxy statement relating to the Merger when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Merger, including the expected timing of the closing of the Merger, the ability of the parties to complete the Merger considering the various closing conditions, the expected synergies, impacts and benefits of the Merger, the plans, strategies and prospects, both business and financial, of the Company, and any assumptions underlying any of the foregoing.

In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations.

These risks and uncertainties include risks and developments related to, among other things, (i) the completion of the proposed Merger on the anticipated terms and timing, or at all, including the parties’ ability to obtain required stockholder approval, regulatory approvals and satisfy the other conditions to the completion of the Merger, or the failure to satisfy such conditions, (ii) the effect of the announcement or pendency of the Merger on the Company’s business, operating results, financial performance, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) the effect of the restrictions imposed by the definitive merger agreement (the “Merger Agreement”) during the pendency of the Merger, which may (x) disrupt the Company’s current plans and business operations, (y) impact the Company’s ability to pursue certain business opportunities or strategic transactions or (z) divert management’s attention from ongoing business operations, (iv) the ability of Bernhard to procure the financing required to complete the Merger, (v) the possibility that competing offers may be made, and the effect of such competing offers on the Merger and the parties’ respective rights under the Merger Agreement, (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (vii) the fact that the Company may be required to pay a termination fee to Bernhard if the Merger Agreement is terminated in certain circumstances, (viii) litigation being instituted against the Company,

Bernhard or other parties, including their respective directors, managers or officers, in connection with the Merger, which may have an unfavorable outcome, (ix) the uncertainty of the outcome of any such litigation and its effects on the parties to the Merger Agreement, (x) changes in laws, regulations, or policies, (xi) general economic conditions, nationally and globally, and their effect on the market for the Company’s services, (xii) competitive pressures and trends in the Company’s industry and its ability to successfully compete with its competitors, (xiii) the effect on the Company’s stock price if the Merger is not completed, which may decline significantly following a termination of the Merger Agreement, (xiv) potential business uncertainty during the pendency of the Merger, including changes to existing business relationships; (xv) the significant costs, fees and expenses the Company may incur in connection with the Merger, and (xvi) the effects of unknown liabilities related to the Merger on the Company.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the SEC, including risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC, and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Company’s Investor Relations page at investors.bowman.com. The forward-looking statements included in this communication are made only as of the date hereof, and the Company disclaims any obligation to update the forward-looking statements in the future, except as required by applicable law. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Investor Relations Contact:

Betsy Patterson

ir@bowman.com

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	June 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$10,486	$11,066
Accounts receivable, net	140,299	130,634
Contract assets	67,055	53,512
Notes receivable - officers, employees, affiliates, current portion	256	13
Prepaid and other current assets	17,405	17,730

Total current assets	235,501	212,955
Non-Current Assets
Property and equipment, net	71,684	49,206
Operating lease, right-of-use assets	45,835	45,822
Goodwill	174,519	173,579
Notes receivable, less current portion	903	903
Notes receivable - officers, employees, affiliates, less current portion	868	1,108
Other intangible assets, net	83,340	88,580
Deferred tax asset, net	5,599	5,822
Other assets	1,813	1,707

Total Assets	$620,062	$579,682

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Revolving credit facility	136,159	95,350
Accounts payable and accrued liabilities, current portion	59,542	60,035
Contract liabilities	14,178	10,965
Notes payable, current portion	22,039	22,698
Operating lease obligation, current portion	12,557	11,951
Finance lease obligation, current portion	16,602	13,735

Total current liabilities	261,077	214,734
Non-Current Liabilities
Other non-current obligations	359	377
Notes payable, less current portion	22,691	34,313
Operating lease obligation, less current portion	39,842	40,430
Finance lease obligation, less current portion	34,691	23,718
Deferred tax liability, net	279	279
Pension and post-retirement obligation, less current portion	4,631	4,726

Total liabilities	$363,570	$318,577

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 30,000,000 shares authorized as of June 30, 2026 and December 31, 2025; 22,462,623 shares issued and 17,232,626 outstanding, and 21,972,432 shares issued and 17,194,091 outstanding as of June 30, 2026 and December 31, 2025, respectively	225	220
Additional paid-in-capital	366,644	355,458
Accumulated other comprehensive income	842	895
Treasury stock, at cost; 5,229,997 and 4,778,341 shares, respectively	(99,475)	(84,931)
Accumulated deficit	(11,744)	(10,537)

Total shareholders’ equity	$256,492	$261,105

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$620,062	$579,682

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(Amounts in thousands except per share data)

(unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Gross Contract Revenue	$146,125	$122,090	$272,604	$235,021
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	51,229	42,425	99,545	84,390
Sub-consultants and expenses	17,156	14,093	29,431	26,971

Total contract costs	68,385	56,518	128,976	111,361

Operating Expenses:
Selling, general and administrative	62,274	49,759	120,052	100,239
Depreciation and amortization	7,813	6,544	16,219	13,065
(Gain) loss on sale of assets, net	(479)	225	(880)	176

Total operating expenses	69,608	56,528	135,391	113,480

Income from operations	8,132	9,044	8,237	10,180

Other expenses	5,796	1,636	9,197	3,746

Income (loss) before tax expense	2,336	7,408	(960)	6,434
Income tax (benefit) expense	(159)	1,399	247	2,169

Net income (loss)	$2,495	$6,009	$(1,207)	$4,265

Earnings allocated to non-vested shares	109	307	–	218

Net income (loss) attributable to common shareholders	$2,386	$5,702	$(1,207)	$4,047

Earnings (loss) per share
Basic	$0.15	$0.35	$(0.07)	$0.25
Diluted	$0.14	$0.34	$(0.07)	$0.24
Weighted average shares outstanding:
Basic	16,433,556	16,331,964	16,443,424	16,344,173
Diluted	16,604,374	16,583,034	16,443,424	16,589,787

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(unaudited)

	For the Six Months Ended June 30,
	2026	2025
Cash Flows from Operating Activities:
Net (loss) income	$(1,207)	$4,265
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	9,978	7,932
Amortization of intangible assets	6,241	5,133
(Gain) loss on sale of assets	(880)	141
Credit losses	831	745
Stock based compensation	9,587	9,694
Deferred taxes	223	(12,185)
Accretion of discounts on notes payable	204	404
Changes in operating assets and liabilities, net of acquisition of businesses
Accounts receivable	(10,260)	(8,112)
Contract assets	(13,518)	(8,656)
Prepaid expenses and other assets	120	5,945
Accounts payable and accrued expenses	(778)	5,573
Contract liabilities	3,164	5,414

Net cash provided by operating activities	3,705	16,293

Cash Flows from Investing Activities:
Purchases of property and equipment	(9,406)	(1,119)
Proceeds from sale of assets and disposal of leases	880	102
Capitalized internal-use software development costs	(620)	—
Proceeds from notes receivable	—	718
Acquisitions of businesses, net of cash acquired	(912)	(1,559)
Collections under stock subscription notes receivable	—	21

Net cash used in investing activities	(10,058)	(1,837)

Cash Flows from Financing Activities:
Borrowings under revolving credit facility	40,809	22,515
Repayment under notes payable	(13,309)	(8,919)
Payments on finance leases	(7,943)	(5,600)
Payment of contingent consideration from acquisitions	(225)	(1,171)
Payments for purchase of treasury stock	(2,316)	(3,894)
Repurchases of common stock	(12,229)	(9,458)
Proceeds from issuance of common stock	986	913

Net cash provided by (used in) financing activities	5,773	(5,614)

Net (decrease) increase in cash and cash equivalents	(580)	8,842

Cash and cash equivalents, beginning of period	11,066	6,698

Cash and cash equivalents, end of period	$10,486	$15,540

Supplemental disclosures of cash flow information:
Cash paid for interest	$6,092	$3,812

Net cash paid for income taxes	$2,111	$681

Non-cash investing and financing activities:
Property and equipment acquired under finance lease	$(22,377)	$(10,144)

Non-cash additions to property and equipment	$(1,044)	$—

Note payable converted to common shares	$—	$(434)

Issuance of notes payable for acquisitions	$(600)	$(2,056)

Non-cash change in contingent consideration liability	$(2,288)	$—

Settlement of contingent consideration	$525	$2,338

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF EPS TO ADJUSTED EPS

(Amounts in thousands except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Net income (loss) (GAAP)	$2,495	$6,009	$(1,207)	$4,265
+ tax (benefit) expense (GAAP)	(159)	1,399	247	2,169

Income (loss) before tax expense (GAAP)	$2,336	$7,408	$(960)	$6,434
+ acquisition related expenses	2,992	1,149	4,531	1,744
+ amortization of intangibles	2,949	2,517	6,241	5,133
+ non-cash stock comp related to pre-IPO	75	330	241	824
+ other non-core expenses	2,539	188	5,808	331

Adjusted income before tax expense	$10,891	$11,592	$15,861	$14,466
Adjusted income tax expense	141	1,981	2,705	3,657

Adjusted net income	$10,750	$9,611	$13,156	$10,809

Adjusted earnings allocated to non-vested shares	468	491	559	553

Adjusted net income attributable to common shareholders	10,282	9,120	12,597	10,256

Earnings (loss) per share (GAAP)
Basic	$0.15	$0.35	$(0.07)	$0.25
Diluted	$0.14	$0.34	$(0.07)	$0.24
Adjusted earnings per share (Non-GAAP)
Basic	$0.63	$0.56	$0.77	$0.63
Diluted	$0.62	$0.55	$0.76	$0.62
Weighted average shares outstanding
Basic	16,433,556	16,331,964	16,443,424	16,344,173
Diluted	16,604,374	16,583,034	16,607,542	16,589,787

Basic Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Earnings (loss) per share (GAAP)	$0.15	$0.35	$(0.07)	$0.25
Pre-tax basic per share adjustments	$0.51	$0.36	$1.03	$0.64

Adjusted earnings per share before tax expense	$0.66	$0.71	$0.96	$0.89
Tax expense per share adjustment	$0.01	$0.12	$0.16	$0.22

Adjusted earnings per share - adjusted net income	$0.65	$0.59	$0.80	$0.67

Adjusted earnings per share allocated to non-vested shares	$0.02	$0.03	$0.03	$0.04

Adjusted earnings per share attributable to common shareholders	$0.63	$0.56	$0.77	$0.63

Diluted Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Earnings (loss) per share (GAAP)	$0.14	$0.34	$(0.07)	$0.24
Pre-tax diluted per share adjustments	$0.52	$0.36	$1.03	$0.63

Adjusted earnings per share before tax expense	$0.66	$0.70	$0.96	$0.87
Tax expense per share adjustment	$0.01	$0.12	$0.16	$0.22

Adjusted earnings per share - adjusted net income	$0.65	$0.58	$0.80	$0.65

Adjusted earnings per share allocated to non-vested shares	$0.03	$0.03	$0.04	$0.03

Adjusted earnings per share attributable to common shareholders	$0.62	$0.55	$0.76	$0.62

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Gross contract revenue	$146,125	$122,090	$272,604	$235,021
Contract costs (exclusive of depreciation and amortization)	68,385	56,518	128,976	111,361
Operating expense	69,608	56,528	135,391	113,480

Income from operations	8,132	9,044	8,237	10,180
Other expense	5,796	1,636	9,197	3,746
Income tax (benefit) expense	(159)	1,399	247	2,169

Net income (loss)	$2,495	$6,009	$(1,207)	$4,265

Net margin	1.7%	4.9%	(0.4)%	1.8%
Other financial information [1]
Net service billing	$128,969	$107,997	$243,173	$208,050
Adjusted EBITDA	24,092	20,203	40,891	34,708
Adjusted EBITDA margin, net	18.7%	18.7%	16.8%	16.7%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Gross contract revenue	$146,125	$122,090	$272,604	$235,021
Less: sub-consultants and other direct expenses	17,156	14,093	29,431	26,971

Net service billing	$128,969	$107,997	$243,173	$208,050
Organic net service billing	121,712	107,997	227,798	208,049
Acquisition-related net service billing	7,257	—	15,375	1

Adjusted EBITDA Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Net service billing	$128,969	$107,997	$243,173	$208,050
Net income (loss)	$2,495	$6,009	$(1,207)	$4,265
+ interest expense	3,532	2,259	6,794	4,372
+ depreciation & amortization	7,813	6,544	16,219	13,065
+ income tax (benefit) expense	(159)	1,399	247	2,169

EBITDA	$13,681	$16,211	$22,053	$23,871
+ non-cash stock compensation	5,381	3,093	9,577	9,734
+ acquisition and other non-core expenses	5,030	899	9,261	1,103

Adjusted EBITDA	$24,092	$20,203	$40,891	$34,708
Adjusted EBITDA margin, net	18.7%	18.7%	16.8%	16.7%

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Unaudited)

	For the Three Months Ended June 30,
(dollars in thousands)	2026	%	2025	%	Change	% Change

Consolidated Gross Contract Revenue
Building Infrastructure	57,174	39.2%	56,561	46.3%	613	1.1%
Transportation	28,382	19.4%	24,611	20.2%	3,771	15.3%
Power, Utilities & Energy	37,034	25.3%	26,843	22.0%	10,191	38.0%
Natural Resources[1]	23,535	16.1%	14,075	11.5%	9,460	67.2%

Total	146,125	100.0%	122,090	100.0%	24,035	19.7%
Acquired[2]	7,534	5.2%	6,459	5.3%	1,075	(6.0)%

	For the Six Months Ended June 30,
(dollars in thousands)	2026	%	2025	%	Change	% Change

Consolidated Gross Contract Revenue
Building Infrastructure	109,521	40.2%	108,593	46.2%	928	0.9%
Transportation	54,991	20.2%	48,340	20.6%	6,651	13.8%
Power, Utilities & Energy	71,767	26.3%	52,153	22.2%	19,614	37.6%
Natural Resources[1]	36,325	13.3%	25,935	11.0%	10,390	40.1%

Total	272,604	100.0%	235,021	100.0%	37,583	16.0%
Acquired[2]	16,097	5.9%	11,476	4.9%	4,621	(17.2)%

[1]	Formerly Emerging Markets which represents environmental, mining, water resources, imaging and mapping, and other.
[2]	Acquired revenue in prior periods as previously reported; four quarters post-closing, acquired revenue is thereafter reclassified as organic for the purpose of calculating organic growth rates.

BOWMAN CONSULTING GROUP LTD.

ORGANIC GROWTH ANALYSIS

(Unaudited)

	For the Three Months Ended June 30,
(dollars in thousands)	2026	%	2025	%	Change	Organic +/-

Gross Revenue, Organic	138,591	100.0%	122,091	100.0%	16,500	13.5%

Building Infrastructure	56,900	41.0%	56,561	46.3%	339	0.6%
Transportation	28,377	20.5%	24,611	20.2%	3,766	15.3%
Power, Utilities & Energy	29,779	21.5%	26,843	22.0%	2,936	10.9%
Natural Resources	23,535	17.0%	14,076	11.5%	9,459	67.2%

	For the Six Months Ended June 30,
(dollars in thousands)	2026	%	2025	%	Change	Organic +/-

Gross Revenue, Organic	256,507	100.0%	235,021	100.0%	21,486	9.1%

Building Infrastructure	109,101	42.5%	108,593	46.2%	508	0.5%
Transportation	54,986	21.4%	48,340	20.6%	6,646	13.7%
Power, Utilities & Energy	56,095	21.9%	52,153	22.2%	3,942	7.6%
Natural Resources	36,325	14.2%	25,935	11.0%	10,390	40.1%

	For the Three Months Ended June 30,
(dollars in thousands)	2026	%	2025	%	Change	Organic +/-

Net Revenue, Organic	121,712	100.0%	107,997	100.0%	13,715	12.7%

Building Infrastructure	52,374	43.0%	51,382	47.5%	992	1.9%
Transportation	22,548	18.5%	20,256	18.8%	2,292	11.3%
Power, Utilities & Energy	27,111	22.3%	24,474	22.7%	2,637	10.8%
Natural Resources	19,679	16.2%	11,885	11.0%	7,794	65.6%

	For the Six Months Ended June 30,
(dollars in thousands)	2026	%	2025	%	Change	Organic +/-

Net Revenue, Organic	227,798	100.0%	208,049	100.0%	19,749	9.5%

Building Infrastructure	101,202	44.5%	99,481	47.8%	1,721	1.7%
Transportation	44,719	19.6%	39,834	19.1%	4,885	12.3%
Power, Utilities & Energy	51,368	22.5%	47,549	22.9%	3,819	8.0%
Natural Resources	30,509	13.4%	21,185	10.2%	9,324	44.0%

BOWMAN CONSULTING GROUP LTD.

GROSS BACKLOG BY CATEGORY AT JUNE 30, 2026

(Unaudited)

Category	Percentage
Building Infrastructure	25%
Transportation	21%
Power, Utilities & Energy	19%
Natural Resources	35%

TOTAL	100%